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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):              MARCH 18, 1994



                            FISCHER & PORTER COMPANY
 ----------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   PENNSYLVANIA                        1-4400                   23-0582516
 ----------------                 ----------------           ----------------
 (STATE OR OTHER                  (COMMISSION FILE          (I.R.S. EMPLOYER
  JURISDICTION OF                      NUMBER)             IDENTIFICATION NO.)
  INCORPORATION)


   125 EAST COUNTY LINE ROAD, WARMINSTER, PA                          18974
 ------------------------------------------------                   ---------
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:      (215)674-6000
                                                            -----------------
                               (NOT APPLICABLE)
 ----------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)







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ITEM 5.  OTHER EVENTS.

                 On March 18, 1994, Fischer & Porter Company, a Pennsylvania corporation (the "Company"), and Moorco International Inc., a Delaware corporation ("Moorco"), entered into a definitive agreement providing for the acquisition of the Company by Moorco. The acquisition will be effected pursuant to an Agreement and Plan of Reorganization, dated as of March 18, 1994 (the "Merger Agreement"), providing for the merger (the "Merger") of a wholly-owned subsidiary of Moorco with and into the Company. The Merger Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference.

                 Pursuant to the Merger Agreement, each outstanding share of the Company's common stock, par value $1.00 per share, will be converted into the right to receive $23.25 in cash, without interest. Moorco has received a commitment from NationsBank of Texas, N.A. to provide debt financing for the transaction. The consummation of the Merger is subject to a number of conditions, including (a) the approval of the transaction by the shareholders of the Company, (b) the expiration or early termination of the waiting period required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (c) the availability to Moorco of the funds necessary for the Merger pursuant to the NationsBank of Texas, N.A. commitment and (d) the establishment of certain arrangements between Moorco (and its affiliates, including the Company after the closing) and the Company's former Class B shareholders to limit the liability of Moorco (and its affiliates, including the Company after the closing) after the Merger for matters relating to the Company's September 30, 1993 issuance of common stock purchase warrants. The Company's former Class B shareholders have agreed to these arrangements, and a copy of their agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

                 The Merger Agreement is the result of a six-month auction process that was commenced by the Company in October 1993. CS First Boston Corporation acted as financial advisor to the Company in the auction, and has delivered its opinion (the "Fairness Opinion") that the consideration to be received by the shareholders of the Company in the transaction provided in the Merger Agreement is fair to such shareholders from a financial point of view. The Fairness Opinion is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  (1) Agreement and Plan of Reorganization, dated as of March 18, 1994, among the Company, Moorco and F&P Acquisition, Inc. (with list of omitted Schedules thereto).





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                          (2)     Memorandum Agreement, dated March 18, 1994,
                                  to Fischer & Porter Company from Jay H.
                                  Tolson and E. Joseph Hochreiter.

                          (3)     Fairness opinion of CS First Boston
                                  Corporation dated March 18, 1994.

                          (4)     Joint press release, dated March 18, 1994.



                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   FISCHER & PORTER COMPANY
                                                   (Registrant)


                                   By  /s/ E. Joseph Hochreiter
                                       -------------------------------------
                                       E. Joseph Hochreiter
                                       President and Chief Operating Officer


Dated:  March 31, 1994





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                                 Exhibit Index

Exhibit                                                                        Page
- -------                                                                        ----

2.1(a)    Agreement and Plan of Reorganization, dated as of March
          18, 1994, among Fischer & Porter Company, Moorco
          International Inc. and F&P Acquisition, Inc. (Schedules
          omitted) . . . . . . . . . . . . . . . . . . . . . .                --

2.1(b)    List of omitted Schedules to the
          Agreement and Plan of Reorganization . . . . . . . .                --

10.1      Memorandum Agreement, dated March 18, 1994, to
          Fischer & Porter Company from Jay H. Tolson and
          E. Joseph Hochreiter . . . . . . . . . . . . . . . .                --

99.1      Opinion Letter, dated March 18, 1994, from
          CS First Boston Corporation to Fischer & Porter
          Company . . . . . . . . . . . . . . . . . . . . . .                 --

99.2      Joint press release, dated March 18, 1994, of
          Fischer & Porter Company and Moorco International
          Inc.  . . . . . . . . . . . . . . . . . . . . . . .                 --


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